EXHIBIT 10.15

AWARD/CONTRACT                                                     PAGE OF PAGES
                                                                    1   |   14
1. THIS CONTRACT IS A RELATED ORDER UNDER DPAS (15 CFR 350)
RATING         DD-C9
--------------------------------------------------------------------------------
2. CONTRACT (PROC. INST. IDENT.) NO. F49620-02-C-0052
--------------------------------------------------------------------------------
3. EFFECTIVE DATE 01 AUG 2002
--------------------------------------------------------------------------------
4. REQUISITION/PURCHASE REQUEST/PROJECT NO.       See Section G
--------------------------------------------------------------------------------
5. ISSUED BY AFOSR/PK1
     USAF, AFRL
     AF OFFICE OF SCIENTIFIC RESEARCH
     4015 WILSON BLVD ROOM 713
     ARLINGTON VA 22203
     DONNA L. MORAN      703-696-5926
     donna.moran@afosr.af.mil
--------------------------------------------------------------------------------
6. ADMINISTERED BY (IF OTHER THAN ITEM 6)         CODE S0513A
     DCMA SANTA ANA
     34 CIVIC CENTER PLZ
     ROOM 813A
     SANTA ANA CA 92701

     SDC: C    PAS: (NONE)
--------------------------------------------------------------------------------
7. NAME AND ADDRESS OF CONTRACTOR (NO., STREET, CITY, COUNTY STATE AND ZIP CODE) ASI TECHNOLOGY CORPORATION
     980 AMERICAN PACIFIC DRIVE
     SUITE 111
     HENDERSON NV 89014
--------------------------------------------------------------------------------
8. DELIVERY
     [ ] FOB Origin      [X] Other (see below)
--------------------------------------------------------------------------------
9. DISCOUNT FOR PROMPT PAYMENT
     N
--------------------------------------------------------------------------------
10. SUBMIT INVOICES (4 COPIES UNLESS OTHERWISE SPECIFIED) TO THE ADDRESS
     SHOWN IN
          ITEM See Block 12
--------------------------------------------------------------------------------
CAGE CODE 1TQPQ4
--------------------------------------------------------------------------------
11. SHIP TO/MARK FOR
     See Section F
--------------------------------------------------------------------------------
12. PAYMENT WILL BE MADE BY
     DFAS-COLUMBUS
     WEST ENTITLEMENT OPERATIONS
     PO BOX 182381
     COLUMBUS OH 43218-2381
     SEE E006 FOR INVOICE INSTRUCTIONS
     EFT: T
--------------------------------------------------------------------------------
13. AUTHORITY FOR OTHER THAN FULL AND OPEN COMPETITION
--------------------------------------------------------------------------------
14. ACCOUNTING AND APPROPRIATION DATA
     See Section G
--------------------------------------------------------------------------------
15A. ITEM NO - See Section B
15B. SUPPLIES/SERVICES
15C. QUANTITY
15D. UNIT
15E. UNIT PRICE
15F. AMOUNT
15G. TOTAL AMOUNT OF CONTRACT:           $99,333.00
--------------------------------------------------------------------------------
16. Table of Contents
     SEC  DESCRIPTION                                                 PAGE(S)
          PART I - THE SCHEDULE
X    A    SOLICITATION/CONTRACT FORM                                     1
X    B    SUPPLIES OR SERVICES AND PRICES/COSTS                          2
X    C    DESCRIPTION/SPECS./WORK STATEMENT                              5
X    D    PACKAGING AND MARKING                                          6
X    E    INSPECTION AND ACCEPTANCE                                      7
X    F    DELIVERIES OR PERFORMANCE                                      8
X    G    CONTRACT ADMINISTRATION DATA                                   9
X    H    SPECIAL CONTRACT REQUIREMENTS                                 11

          PART II - CONTRACT CLAUSES
X    I    CONTRACT CLAUSES                                              12

          PART III - LIST OF DOCUMENTS, EXHIBITS & ATTACHMENTS
S    J    LIST OF ATTACHMENTS                                           14

          PART IV - REPRESENTATIONS AND INSTRUCTIONS
     K    REPRESENTATIONS, CERTIFICATIONS OTHER STATEMENTS OF OFFERORS
     L    INSTRS. CONDS., AND NOTICES TO
     M    EVALUATION FACTORS FOR AWARD

         CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE
--------------------------------------------------------------------------------
17. [X] CONTRACTOR'S NEGOTIATED AGREEMENT

(Contractor is required to sign this document and return 1 copies to issuing office). Contractor agrees to furnish and deliver all items or perform all services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents;
(a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representataions, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)
--------------------------------------------------------------------------------
18. [ ] AWARD (Contractor is not required to sign this document).

Your offer on solicitation number including the additions or changes made by you which additions or changes set forth in full above, is hereby accepted as to items listed above and on any continuation sheets. This award sonsummates the contract which consists of the following documents: (a) the Government's solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.
--------------------------------------------------------------------------------
19A. NAME AND TITLE OF SIGNER (TYPE OR PRINT)
     JERRY E. POLIS
--------------------------------------------------------------------------------
19B. NAME OF CONTRACTOR
     ASI TECHNOLOGY CORPORATION

     BY /S/ JERRY E. POLIS
     ---------------------------------------
     (Signature of person authorized to sign)
--------------------------------------------------------------------------------
19C. DATE SIGNED
     7/30/02
--------------------------------------------------------------------------------
20A. NAME OF CONTRACTING OFFICER
     KAREN C. MILLISOR
--------------------------------------------------------------------------------
20B. UNITED STATES OF AMERICAN

     BY /S/ KAREN C. MILLISOR
     ----------------------------------
     (Signature of Contracting Officer)
--------------------------------------------------------------------------------
20C. DATE SIGNED
     7/31/02
--------------------------------------------------------------------------------

AWARD/CONTRACT                                                     PAGE OF PAGES
                                                                    1   |   14
1. THIS CONTRACT IS A REATED ORDER UNDER DPAS (15 CFR 350)
RATING         DD-C9
--------------------------------------------------------------------------------
2. CONTRACT (PROC. INST. IDENT.) NO. F49620-02-C-0052
--------------------------------------------------------------------------------
3. EFFECTIVE DATE 01 AUG 2002
--------------------------------------------------------------------------------
4. REQUISITION/PURCHASE REQUEST/PROJECT NO.       See Section G
--------------------------------------------------------------------------------
5. ISSUED BY AFOSR/PK1
     USAF, AFRL
     AF OFFICE OF SCIENTIFIC RESEARCH
     4015 WILSON BLVD ROOM 713
     ARLINGTON VA 22203
     DONNA L. MORAN      703-696-5926
     donna.moran@afosr.af.mil
--------------------------------------------------------------------------------
6. ADMINISTERED BY (IF OTHER THAN ITEM 6)         CODE S0513A
     DCMA SANTA ANA
     34 CIVIC CENTER PLZ
     ROOM 813A
     SANTA ANA CA 92701

     SDC: C    PAS: (NONE)
--------------------------------------------------------------------------------
7. NAME AND ADDRESS OF CONTRACTOR (NO., STREET, CITY, COUNTY STAE AND ZIP CODE) ASI TECHNOLOGY CORPORATION
     980 AMERICAN PACIFIC DRIVE
     SUITE 111
     HENDERSON NV 89014
--------------------------------------------------------------------------------
8. DELIVERY
     [ ] FOB Origin      [X] Other (see below)
--------------------------------------------------------------------------------
9. DISCOUNT FOR PROMPT PAYMENT
     N
--------------------------------------------------------------------------------
10. SUBMIT INVOICES (4 COPIES UNLESS OTHERWISE SPECIFIED) TO THE ADDRESS
     SHOWN IN
          ITEM See Block 12
--------------------------------------------------------------------------------
CAGE CODE 1TQPQ4
--------------------------------------------------------------------------------
11. SHIP TO/MARK FOR
     See Section F
--------------------------------------------------------------------------------
12. PAYMENT WILL BE MADE BY
     DFAS-COLUMBUS
     WEST ENTITLEMENT OPERATIONS
     PO BOX 182381
     COLUMBUS OH 43218-2381
     SEE E006 FOR INVOICE INSTRUCTIONS
     EFT: T
--------------------------------------------------------------------------------
13. AUTHORITY FOR OTHER THAN FULL AND OPEN COMPETITION
--------------------------------------------------------------------------------
14. ACCOUNTING AND APPROPRIATION DATA
     See Section G
--------------------------------------------------------------------------------
15A. ITEM NO - See Section B
15B. SUPPLIES/SERVICES
15C. QUANTITY
15D. UNIT
15E. UNIT PRICE
15F. AMOUNT
15G. TOTAL AMOUNT OF CONTRACT:           $99,333.00
--------------------------------------------------------------------------------
16. Table of Contents
     SEC  DESCRIPTION                                                 PAGE(S)
          PART I - THE SCHEDULE
X    A    SOLICITATION/CONTRACT FORM                                     1
X    B    SUPPLIES OR SERVICES AND PRICES/COSTS                          2
X    C    DESCRIPTION/SPECS./WORK STATEMENT                              5
X    D    PACKAGING AND MARKING                                          6
X    E    INSPECTION AND ACCEPTANCE                                      7
X    F    DELIVERIES OR PERFORMANCE                                      8
X    G    CONTRACT ADMINISTRATION DATA                                   9
X    H    SPECIAL CONTRACT REQUIREMENTS                                 11

          PART II - CONTRACT CLAUSES
X    I    CONTRACT CLAUSES                                              12

          PART III - LIST OF DOCUMENTS, EXHIBITS & ATTACHMENTS
S    J    LIST OF ATTACHMENTS                                           14

          PART IV - REPRESENTATIONS AND INSTRUCTIONS
     K    REPRESENTATIONS, CERTIFICATIONS OTHER STATEMENTS OF OFFERORS
     L    INSTRS. CONDS., AND NOTICES TO
     M    EVALUATION FACTORS FOR AWARD

         CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE
--------------------------------------------------------------------------------
17. [X] CONTRACTOR'S NEGOTIATED AGREEMENT

(Contractor is required to sign this document and return 1 copies to issuing office). Contractor agrees to furnish and deliver all items or perform all services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents;
(a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representataions, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)
--------------------------------------------------------------------------------
18. [ ] AWARD (Contractor is not required to sign this document).

Your offer on solicitation number including the additions or changes made by you which additions or changes set forth in full above, is hereby accepted as to items listed above and on any continuation sheets. This award sonsummates the contract which consists of the following documents: (a) the Government's solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.
--------------------------------------------------------------------------------
19A. NAME AND TITLE OF SIGNER (TYPE OR PRINT)

--------------------------------------------------------------------------------
19B. NAME OF CONTRACTOR


     BY
     ---------------------------------------
     (Signature of person authorized to sign)
--------------------------------------------------------------------------------
19C. DATE SIGNED

--------------------------------------------------------------------------------
20A. NAME OF CONTRACTING OFFICER
     KAREN C. MILLISOR
--------------------------------------------------------------------------------
20B. UNITED STATES OF AMERICAN

     BY
     ----------------------------------
     (Signature of Contracting Officer)
--------------------------------------------------------------------------------
20C. DATE SIGNED

--------------------------------------------------------------------------------

PART I - THE SCHEDULE
SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS
--------------------------------------------------------------------------------

                                     Qty                              Unit Price
ITEM     SUPPLIES OR SERVICES        Purch Unit                Total Item Amount

0001
         Noun:                RESEARCH AND DATA
         Descriptive Data:
         Conduct research entitled "(STTR PH1) Biological Decontamination for Forward-Deployed Airbase Using Low Temperature Air Plasmas" dated 12 Apr 02, in accordance with Section I, AFMCFARS 5352.215-9005, "Incorporation of Contractor's Technical Proposal." Prepare data in accordance with Exhibit A, Reporting Requirements Under SBIR/STTR Phase I Contracts.

0001 AA                                                               $24,834.00
         Noun:                STATUS REPORT 1
         ACRN:                AA
         DD1423 is Exhibit:   A
         Contract type:       J - FIRM FIXED PRICE
         Completion Date:     31 OCT 2002
         Descriptive Data:
                   Prepare data in accordance with Exhibit A.

0001AB                                                                $24,833,00
         Noun:                STATUS REPORT 2
         ACRN:                AA
         DD1423 is Exhibit:   A
         Contract type:       J - FIRM FIXED PRICE
         Completion Date:     31 JAN 2003
         Descriptive Data:
                   Prepare data in accordance with Exhibit A.

0001AC                                                                $24,833.00
         Noun:                STATUS REPORT 3
         ACRN:                AA
         DD 1423 is Exhibit:  A
         Contract type:       J - FIRM FIXED PRICE
         Completion Date:     30 APR 2003
         Descriptive Data:
                   Prepare data in accordance with Exhibit A

PART I -THE SCHEDULE
SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS
--------------------------------------------------------------------------------


                                     Qty                              Unit Price
ITEM     SUPPLIES OR SERVICES        Purch Unit                Total Item Amount

0001AD                                                                $24,833.00
         Noun:                FINAL TECHNICAL REPORT/INVENTION REPORT
         ACRN:                AA
         DD1423 is Exhibit:   A
         Contract type:       J - FIRM FIXED PRICE
         Completion Date:     31 JUL 2003
         Descriptive Data:
                   Prepare data in accordance with Exhibit A.

PART I -THE SCHEDUTLE
SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS
--------------------------------------------------------------------------------

NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:


OTHER CONTRACT CLAUSES IN FULL TEXT
-----------------------------------

B028 CONTRACT TYPE: FIRM FMD PRICE (FEB 1997).

Total Price $99,333.00

Applicable to following Line Items: ALL

PART I-THE SCHEDULE
SECTION C - DESCRIPTION/SPECS./WORK STATEMENT
--------------------------------------------------------------------------------

NOTICE. The following contract clauses pertinent to this section are hereby incorporated in full text:


OTHER CONTRACT CLAUSES IN FULL TEXT
-----------------------------------

C003 INCORPORATED DOCUMENTS/REQUIRETMENTS (APR 1998)

The items set forth in Section B hereof shall be performed, produced, tested and delivered in accordance with the Contractor's technical proposal entitled " (STTR PHI) Biological Decontamination for Forward-Deployed Airbase Using Low Temperature Air Plasmas" dated 12 Apr 02. See Section I Clause, AFMCFARS 5352.215-9005, Incorporation of Contractor's Technical Proposal.

PART I - THE SCHEDULE
SECTION D - PACKAGING AND MARKING
--------------------------------------------------------------------------------

NOTICE: The following contract clauses pertinent to this section are hereby incorporated by reference:

AIR FORCE MATERIEL COMMAND FEDERAL ACQUISITION REGULATION SUPPLEMENT CONTRACT
-----------------------------------------------------------------------------
CLAUSES
-------

5352.247-9048 CONTRACTOR COMMERCIAL PACKAGING (AFMC) (SEP 1998)

PART I - THE SCHEDULE
SECTION E - INSPECTION AND ACCEPTANCE
--------------------------------------------------------------------------------

1. NOTICE. The following contract clauses pertinent to this section are hereby incorporated by reference:

insert

A. FEDERAL ACQUISITION REGULATION CONTRACT CLAUSES
--------------------------------------------------

52.246-09      INSPECTION OF RESEARCH AND DEVELOPMENT (SHORT FORM) (APR 1984)

B. DEFENSE FEDERAL ACQUISITION REGULATION SUPPLEMENT CONTRACT CLAUSES
---------------------------------------------------------------------

252.246-7000   MATERIAL INSPECTION AND RECEIVING REPORT (DEC 1991)


II. NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:

OTHER CONTRACT CLAUSES IN FULL TEXT
-----------------------------------

E006 RECEIVING REPORT (DD FORM 250) MAILING ADDRESS (APR 1998) (TAILORED)

(a) Submit original DD Form(s) 250 for all items deliverable under this contract (e.g. hardware, software, exhibit line items, status reports, services, etc.) to the following address:

Air Force Office of Scientific Research/PKC
FURTHER MARKED: Expedite--DD Form 250
4015 Wilson Blvd, Room 713
Arlington, VA 22203

         (b) In accordance with DFARS Appendix F -- Material Inspection and Receiving Report (25 Oct 00); Part 3; subparagraph (b) of Paragraph F-306 entitled "Invoice Instructions", ensure original DD Form 250 is marked in letters approximately one inch high "ORIGINAL INVOICE".

         (c) In addition, a copy of the DD Form 250 shall accompany each shipment for all deliverable items.

         (d) Any inquiry as to the processing status of a DD Form 250 should be made to the following office:

AFOSR/PKC
703-696-7286
pkcontracting@afosr.af.mil

E007 INSPECTION AND ACCEPTANCE AUTHORITY (APR 1998) (TAILORED)

Inspection and acceptance for all Contract and Exhibit Lines or Subline Items shall be accomplished by the Air Force Research Laboratory, AFOSR/NE (Dr. Robert Barker); 4015 Wilson Blvd, Room 713; Arlington VA 22203.

PART I - THE SCHEDULE
SECTION F -DELIVERIES OR PERFORMANCE
-------------------------------------------------------------------------------

I. NOTICE: The following contract clauses pertinent to this section are hereby incorporated by reference:

FEDERAL ACQUISITION REGULATION CONTRACT CLAUSES
-----------------------------------------------

52.242-15      STOP-WORK ORDER (AUG 1989)
52.247-34      F.O.B. DESTINATION (NOV 1991)


II. NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:

OTHER CONTRACT CLAUSES IN FULL TEXT
-----------------------------------

F002 PERIOD OF PERFORMANCE (FEB 1997)

Period of performance under this contract shall be 1 August 2002 through 31 July 2003.

F003 CONTRACT DELIVERIES (FEB 1997)

The following terms, if used within this contract in conjunction with contract delivery requirements (including data deliveries), are hereby defined as follows:

         (a) "MAC" and "MARO" mean "months after the effective date for award of the contractual action (as shown in block 3, Section A, Sr 26)".

         (b) "WARD" means "weeks after the effective date for award of the contractual action".

         (c) "DARO" means "days after the effective date for award of the contractual action".

         (d) "ASREQ" means "as required". Detailed delivery requirements are then specified elsewhere in Section F.

F007 SHIPMENT ADDRESS (5EP 1997)

All reports and/or correspondence submitted under this contract shall include the contract number and be forwarded prepaid. A copy of the letter of transmittal shall be delivered to the Air Force Contract Negotiator whenever reports/correspondence are delivered to the Air Force Program Manager. The Contract Negotiator's address is shown on the contract award cover page, block 5- Interim and final reports shall be submitted to the Program Manager listed below:

AFOSR/NE (Dr. Robert Barker)
4015 Wilson Blvd, Room 713
Arlington VA 22203

PART I - THE SCHEDULE
SECTION G - CONTRACT ADMINISTRATION DATA
--------------------------------------------------------------------------------

                                                                      Obligation
ACRN      Appropriation/Lmt Subhead/Supplemental Accounting Data          Amount
--------------------------------------------------------------------------------

AA                                                                    $99,333.00
          57 23600 292 47B1 66STTR 6RNE23 592E0 65502F 525700 F25700
          Funding breakdown:  On CLIN 0001AA:     $24,834.00
                              On CLIN 0001AB:     $24,833.00
                              On CLIN 0001AC:     $24,833.00
                              On CLIN 0001AD:     $24,833.00
          PR/MIPR:            FQ867100201293      $99,333.00

PART I - THE SCHEDULE
SECTION G - CONTRACT ADMINISTRATION DATA
--------------------------------------------------------------------------------

NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:

OTHER CONTRACT CLAUSES IN FULL TEXT
-----------------------------------

G002 PROGRAM MANAGER (MAY 1997)

Program Manager: Dr. Robert Barker
          AFOSR/NE
          4015 Wilson Blvd, Room 713
          Arlington VA 22203
          Phone: 703-696-7314
          email: robert.barker@afosr.af.mil

G014 IMPLEMENTATION OF PATENT RIGHTS CLAUSE (SEP 1999) (TAILORED)

All documents and information required by the patent rights and/or patent reporting clauses set forth in Section 1 of this contract shall be submitted to the Administrative Contracting Officer (see block 6 of AF 26 for address) and to the Patent Counsel at Air Force Office of Scientific Research; AFOSR/JA, 4015 Wilson Blvd, Room 713, Arlington, VA 22203. The AFOSR/JA patent administrator can be reached at 703-696-9500. This notice also constitutes a request (see FAR 52.227-12(f)(10) or DFARS 252.227-7039(c), as applicable) for submission of a copy of the patent application, when filed, along with the patent application serial number, filing date, subsequent U.S. patent number and issue date, as received.

G016 SBIR INFORMATION AVAILABLE ON WORLD WIDE WEB (MAR 1999) (TAILORED)

Information, instructions, and the associated 'hyperlinks' for STTR actions are available on the World Wide Web at URL
'http-//www.afosr.af.mil/oppts/afrsmall2.htm' for the following: 'Air Force Proposal Preparation Instructions' (for STTR Phase 11 proposals); 'Report Documentation Page', 'SF 298', 'Fast Track Procedures'; and 'Sample DD 250' (for using the DD 250 as an invoice).

PART I - THE SCHEDULE
SECTTON H - SPECIAL CONTRACT REQUIREMFNTS
--------------------------------------------------------------------------------

NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:

OTHER CONTRACT CLAUSES IN FULL TEXT
-----------------------------------

H029 IMPLEMENTATION OF DISCLOSURE OF INFORMATION (OCT 1997) (TAILORED)

In order to comply with DFARS 252.204-7000, Disclosure of Information, the following copies of the information to be released are required at least 45 days prior to the scheduled release date:

         (a) i copy(ies) to: Office of Public Affairs, AFOSR/PI ATTN: Public Affair Analyst, 4015 Wilson Blvd, Room 713; Arlington VA 22203.

         (b) 1 copy(ies) to: Contracting Officer, AFOSR/PKA, 4015 Wilson Blvd, Room 713; Arlington VA 22203.

         (c) 2 copy(ies) to: Program Manager, AFOSR/NE (Dr. Robert Barker)- 4015 Wilson Blvd, Room 713; Arlington VA 22203.

H033 SOLICITATION NUMBER (APR 1998)

Solicitation Number: STIR Program Solicitation FY 2002. This solicitation is incorporated herein by reference.

PART II - CONTRACT CLAUSES
SECTION I - CONTRACT CLAUSES
--------------------------------------------------------------------------------

Contract Clauses in this section are from the FAR, Defense FAR Sup, Air Force FAR Sup, and the Air Force Materiel Cormnand FAR Sup, and are current through the following updates:

Database_Version: 5.0.x.300; Issued: 612712002; Clauses: are up-to-date through:; FAR: FAC 2001-07; DFAR: DCN20020531; DL.: DL 98-021; Class Deviations:
CD 200200003; AFFAR: 1996 Edition; AFMCFAR: AFMCAC 97-8; AFAC: AFAC 96-5; IPN:
98-009

I. NOTICE: The following contract clauses pertinent to this section are hereby incorporated by reference:

A FEDERAL ACQUISITION REGULATION CONTRACT CLAUSES
-------------------------------------------------

52.209-06      PROTECTING THE GOVERNMENT'S INTEREST WHEN SUBCONTRACTING WITH
               CONTRACTORS DEBARRED, SUSPENDED, OR PROPOSED FOR DEBARMENT (JUL
               1995)
52.211-15      DEFENSE PRIORITY AND ALLOCATION REQUIREMENTS (SEP 1990)
52.215-08      ORDER OF PRECEDENCE--UNIFORM CONTRACT FORMAT (OCT 1997)
52.215-17      WAIVER OF FACILITIES CAPITAL, COST OF MONEY (OCT 1997)
52.219-06      NOTICE OF TOTAL SMALL BUSINESS SET-ASIDE (JUL 1996)
52.222-03      CONVICT LABOR (AUG 1996)
52.222-21      PROHIBITION OF SEGREGATED FACILITIES (FEB 1999)
52.222-26      EQUAL OPPORTUNITY (APR 2002)
52.222-35      EQUAL OPPORTUNITY FOR SPECIAL DISABLED VETERANS, VETERANS OF THE
               VIETNAM ERA, AND OTHER ELIGIBLE VETERANS (DEC 2001)
51.222-36      AFFIRMATIVE ACTION FOR WORKERS WITH DISABILITIES (JUN 1998)
52.222-37      EMPLOYMENT REPORTS ON SPECIAL DISABLED VETERANS, VETERANS OF THE
               VIETNAM ERA, AND OTT TER ELIGIBLE VETERANS (DEC 2001)
52.225-13      RESTRICTIONS ON CERTAIN FOREIGN PURCHASES (JUL 2000)
52.227-01      AUTHORIZATION AND CONSENT (JUL 1995) - ALTERNATE I (APR 1984)
52.227-11      PATENT RIGHTS -- RETENTION BY THE CONTRACTOR (SHORT FORM) (JUN
               1997) Para (1), Communications: 'See Section G, paragraph. G014,
               Implementation of Patent Rights Clause.'
52.232-02      PAYMENTS UNDER FIXED-PRICE RESEARCH AND DEVELOPMENT CONTRACTS
               (APR 1984)
52.232-09      LIMITATION ON WITHHOLDING OF PAYMENTS (APR 1984)
52.232-23      ASSIGNMENT OF CLAIMS (JAN 1986) - ALTERNATE I (APR 1984)
52.232-25      PROMPT PAYMENT (FEB 2002)
52.232-33      PAYMENT BY ELECTRONIC FUNDS TRANSFER--CENTRAL CONTRAC'T'OR
               REGISTRATION (MAY 1999)
52.233-01      DISPUTES (DEC 1998)
52.233-03      PROTEST AFTER AWARD (AUG 1996)
52.243-01      CHANGES -- FIXED-PRICE (AUG 1987) - ALTERNATE V (APR 1984)
52.244-06      SUBCONTRACTS FOR COMMERCIAL ITEMS (MAY 2002)
52.245-02      GOVERNMENT PROPERTY (FIXED-PRICE CONTRACTS) (DEVIATION) (DEC
               1989)
52.249-01      TERMINATION FOR CONVENTENCE OF THE GOVERNMENT (FIXED-PRICE)
               (SHORT FORM) (APR 1984)
52.253-01      COMPUTER GENERATED FORMS (JAN 1991)

B. DEFENSE FEDERAL ACQUISITION REGULATION SUPPLEMENT CONTRACT CLAUSES
---------------------------------------------------------------------

252.204-7000   DISCLOSURE OF INFORMATION (DEC 1991)
252.204-7003   CONTROL OF GOVERNMENT PERSONNEL WORK PRODUCT (APR 1992)
252.204-7004   REQUIRED CENTRAL CONTRACTOR REGISTRATION (NOV 2001)

PART II - CONTRACT CLAUSES
SECTION I - CONTRACT CLAUSES
--------------------------------------------------------------------------------

252.225-7016   RESTRICTION ON ACQUISITION OF BALL AND ROLLER BEARINGS (DEC 2000)
252-225-7016   RESTRICTION ON ACQUISITION OF BALL AND ROLLER BEARINGS (DEC 2000)
               - ALTERNATE I (DEC 2000)
252.227-7016   RIGHTS IN BID OR PROPOSAL INFORMATION (JUN 1995)
252.227-7018   RIGHTS IN NONCOMMERCIAL TECHNICAL DATA AND COMPUTER SOFTWARE--
               SMALL BUSINESS INNOVATION RESEARCH (SBIR) PROGRAM (JUN 1995)
252.227-7019   VALIDATION OF ASSERTED RESTRICTIONS--COMPUTER SOFTWARE (JUN 1995)
252.227-7030   TECHNICAL DATA--WITHHOLDING OF PAYMENT (MAR 2000)
252.227-7034   PATENTS--SUBCONTRACTS (APR 1984)
252.227-7036   DECLARATION OF TECHNICAL DATA CONFORMITY (JAN 1997)
252.227-7037   VALIDATION OF RESTRICTIVE MARKINGS ON TECHNICAL DATA (SEP 1999)
252.227-7039   PATENT'S--REPORTING OF SUBJECT INVENTIONS (APR 1990)
252.231-7000   SUPPLEMENTAL COST PRINCIPLES (DEC 1991)
252.235-7010   ACKNOWLEDGMENT OF SUPPORT AND DISCLAIMER (MAY 1995)
               Para (a), name of contracting agency(ies): 'United States Air
                 Force'
               Para (a), contract number(s): 'F49620-02-C-4052'
               Para (b), name of contracting agency(ies): 'United States Air
                 Force'
252.235-7011   FINAL SCIENTIFIC OR TECHNICAL REPORT (SEP 1999)
252.242-7000   POSTAWARD CONFERENCE (DEC 1991)
252.243-7001   PRICING OF CONTRACT MODIFICATIONS (DEC 1991)

C. AIR FORCE MATERIEL COMMAND FEDERAL ACQUISITION REGULATION SUPPLEMENT CONTRACT
--------------------------------------------------------------------------------
CLAUSES
-------

5352.215-9005  INCORPORATION OF CONTRACTOR'S TECHNICAL PROPOSAL (AFMC) (AUG
               1998)
               Para (a), Paragraph Numbers: 'all'
               Para (a), Paragraph Numbers: 'all'
               Para (a), Version Number(s): '1'
               Para (a), Dated: '12 Apr 02'
               Para (a), Entitled: 'Biological Decontamination for
                         Forward-Deployed Airbase Using Low Temperature Air Plasmas'
               Para (b), Rank order: `last'
5352.235-9001 KEY POSITIONS AND MINIMUM QUALIFICATIONS (AFMC) (JUL 1997)
               Para (a), job title 'Dr. Theodore Anderson, Principal
                         Investigator'
               Para (a), qualifications required 'As Proposed'

II. NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:

FEDERAL ACQUISITION REGULATION CONTRACT CLAUSES IN FULL TEXT
------------------------------------------------------------

52.252-02      CLAUSES LiNCORPORATED BY REFERENCE (FED 1998)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address(es):
http://farsite.hill.af.mil/

52.252-06      AUTHORIZED DEVIATIONS IN CLAUSES (APR 1984)

         (a) The use in this solicitation or contract of any Federal Acquisition Regulation (48 CFR Chapter 1) clause with an authorized deviation is indicated by the addition of "(DEVIATION)" after the date of the clause.

         (b) The use in this solicitation or contract of any Defense Federal Acquisition Regulation Supplement (48 CFR Chapter 2) clause with an authorized deviation is indicated by the addition of "(DEVIATION)" after the name of the regulation.

PART III - LIST OF DOCUMENTS, EXHIBITS & ATTACHMENTS
SECTION J -LIST OF ATTACHMENTS
--------------------------------------------------------------------------------

DOCUMENT       PGS          DATE                TITLE
--------------------------------------------------------------------------------
EXHIBITA       2         18 JUN 2002    Reporting Requirements Under SBIR/STTR
                                        Phase I Contracts

                                   Exhibit A
            REPORTING REQUIREMENTS UNDER SBIR/STTR PHASE I CONTRACTS

This document details the reporting requirements for contracts issued by the Air Force Office of Scientific Research (AFOSR). The reports shall be prepared in accordance with these instructions. To meet contractual requirements, ensure reports are marked with contract number and contract line item number and delivered as specified under Distributing Project Results and Delivery of Reports (see paragraphs 4 and 5 below, respectively).


1. TYPES OF REPORTS
   ----------------
Reports described in this exhibit are:
a. Status Reports
b. Final Technical Report
c. Informal Technical Reports
d. Invention Reports
e. Publications

2. GENERAL REQUIREMENTS
   --------------------

         Use professionally accepted standards for writing scientific and technical reports. Contractors are encouraged to submit reports that are printed/copied double sided on recycled paper that has at least 20% postconsumer material. All pages should be of good quality for copying purposes. No pages should be missing.

3. CONTENT OF REPORTS
   ------------------

         a. STATUS REPORT- The status report covers the progress made in achieving the research objectives during the reporting period as listed in Section F. The report should not exceed 3 pages in length.

         b. FINAL TECHNICAL REPORT. A comprehensive final technical report is required at the end of an effort, due on the date specified in the contract document. The purpose of the final report is to document and to transition the results of the effort into the Air Force and DoD applied research community. A final report must contain in detail the project objectives, work performed, results obtained, and estimates of technical feasibility.

         (1) COVER AND TITLE PAGE. A completed Standard Form (SF) 298, Report Documentation Page, will be used as the first page of the report. (A blank SF298 is available in various formats on the world wide web at;
http://www.afosr.af.mil/oppts/forms.htm
         (a) BLOCK 12. For each unclassified report, the company submitting the report should fill in block 12 (Distribution/Availability Statement) of the SF298 with one of the following statements:
            o    Approved for public release; distribution unlimited.
            o    Distribution authorized. to U.S. Government Agencies only;
                contains proprietary information.
         Note: The sponsoring DOD activity, after reviewing the company's entry in bkxk 12, has final responsibility for assigninga distribution statement. If the report is classified, the sponsoring DOD activity will provide special submission instructions.
         (b) BLOCK 14. The Abstract (100-200 words) mast identify the purpose of the work and briefly describe work carried out, the finding or results and the potential applications of the effort. The first sentence must state, "Report developed under SBIR/STTR (delete one) contract for topic (inert solicitation topic number)". Jargon, special symbols or notations, subscripts, mathematical symbols or foreign alphabet letters are not permitted. The summary must not conain proprietary or classified information.
         (c) BLOCK 15. Subject Terms must include the term "STTR Report" or SBIR Report" as appropriate.

         (2) REPORT CONTENT: The final technical report should indicate in detail the project objectives, work carried out, results obtained, and estimate of technical feasibility. Where it is not readily accessible in published form, the report should
                  (a) Clearly describe and illustrate the experimental equipment, set up, and procedures; (b) Characterize and tabulate collected/computed data in an appendix; and (c) Sufficiently describe computational codes so they can be reproduced. Include a listing of the code in an appendix if possible and appropriate.
                           The report shall include a cumulative list of people
                  involved in and publications stemming from the research effort. Clearly reference published documents or articles, but do not include copies in the final technical report.

         C. INFORMAL TECHNICAL REPORT. The AFOSR program manager may request short informal reports for the purposes of collecting infomtation or preparing for meetings and workshops. The reports should be only a few pages in length with the format, content, and timing specified by the AFOSR program manager. All informal reports shall be sent to the AFOSR program manager.

         d. INVENTION REPORT - DD Form 882. Report of Inventions and Subcontracts will be used for reports required by the Patent Rights clause. Invention Reports shall be prepared in accordance with the instructions shown on the reverse side of the DD Form 882. If an invention is discovered, additional reporting will be required.

         e. PUBLICATIONS. The Contractor is encouraged to publish results of the project, unless classified, in appropriate journals as determined by the Principal Investigator. Be sure to comply with Defense Federal Acquisition ReZulation Supplement (DFARS) 252.235-7010 Acknowledgment of Support and Disclaimer

                                                          Exhibit A, Page 1 of 2

4. DISTRIBUTING PROTECT RESULTS

         a. PHOTOGRAPHS. The Contractor may photograph the progress or results of the project, including phenomena discovered, special equipment used, or special laboratory techniques designed. Copies of such photographs, suitable for reproduction, should be made available to the AFOSR as part of the project/scientific documentation. These photographs may be used later for other Government publications.

         b. MARKING AND DISTRIBUTION REQUIREMENTS. Mark all data delivered with a distribution statement following the instructions for SF 298, Block 12. & DoDD 5230.24.

5. DELIVERY OF REPORTS

         a. GENERAL REQUIREMENTS Submit original DD Form(s) 250 and a copy of the report transmittal letter for all items to AFOSR/PKC at the address in Section E.
                  (1) Markings: In order to ensure prompt receipt and acceptance, mark the outside of the package clearly to indicate the contract number and type of report. When submitting deliverable report also add:
                         "Expedite--DD Form 250."

                  (2) A copy of all transmittal letters shall be submitted to the Contract Administration Office (CAO) identified in Block 6, SF 26.
                  (3) The contractor shall submit a DD Form 250 with the suffix "Z" with the Final Technical Report. Final Payment will not be made until receipt and acceptance of the Final Technical and Invention Reports. For more. information on getting paid:

               http://home.hiwaay.net/~bobsbir/dod/dodsbir.htm

         b. SPECIFIC REQUIREMENTS
                  (1) STATUS REPORTS: Submit to the Program Manager (Section G). Status reports will be due as shown in Section F of the contract. Submit an original and one reproducible copy to the Program Manager.
                  (2) FINAL TECHNICAL REPORTS: Submit one original and one copy to the Program Manager (Section G) on or before the specified due date (Section F). Once the Program Manager provides written notification that the final technical report has been accepted, the Contractor shall submit two copies of the approved final report to DTIC as required by DFARS 252.235-7011. DTIC's address is:

               Defense Technical Information Center/OCA
               8725 Hohn J Kingman Road, Suite 0944
               Fort Belvoir VA 22060-6218
               (703) 767-8023 or 1-800-225-3842

          For submission of reports in other than paper copy, contact DTIC/OCA.
                  (3) INFORMAL TECHNICAL REPORTS: Submit as requested to the program manager.
                  (4) INVENTION REPORTS: Submit an original and two copies to the Patent Counsel (Section G) on or before the specified due dated (Section F).
                  (5) PUBLICATIONS. Submit one copy of each article planned for publication to the program manager (Section G) simultaneously with its submission for publication. One Reprint of all publications resulting from the project shall be forwarded to the program manager as they become available.



                                                          Exhibit A, Page 2 of 2